UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                  June 16, 2004
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                Date of Report (Date of earliest event reported)

                           Central Freight Lines, Inc.
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             (Exact name of registrant as specified in its charter)

                           Nevada 00050485 74-2914331
                           ------ -------- ----------

             (State or other jurisdiction (Commission (IRS Employer
                of incorporation or File number) Identification
                             organization) Number)

                      5601 West Waco Drive, Waco, TX, 76710
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                    (Address of principal executive offices)
                                   (Zip code)

                         Registrant's telephone number,
                              including area code:
                                 (254) 772-2120

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired.

                           Not applicable

         (b) Pro forma financial information.

                           Not applicable

         (c) Exhibits.

                           99.1         Press Release dated June 16, 2004.

             ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 16, 2004, Central Freight Lines, Inc. announced its expected results of operations for the quarter ended July 3, 2004. The public announcement was made by means of a press release attached, the text of which is being furnished to the U. S. Securities and Exchange Commission in Exhibit 99.1 hereto.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause actual results to differ materially. Please refer to the Company's prospectus filed on December 12, 2003, and the Company's other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CENTRAL FREIGHT LINES, INC.


Date:    June 16, 2004                      By:  /s/ Jeffrey A. Hale
                                            ------------------------
                                            Name:  Jeffrey A. Hale
                                            Title: Senior Vice President
                                                    and Chief Financial Officer

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                                INDEX TO EXHIBITS


 Exhibit No.               Description

     99.1                  Press Release dated June 16, 2004.

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             CENTRAL FREIGHT LINES, INC. EXPECTS EARNINGS SHORTFALL


WACO, TX - June 16, 2004 - Central Freight Lines, Inc. (NASDAQ: CENF) today announced that it expects its financial results for the second quarter of 2004 to be substantially lower than the guidance of $.04 to $.08 per diluted share the company had previously announced. Based on current trends, the company expects a loss of approximately $.09 to $.14 per basic share, including an anticipated one-time benefit of approximately $.11 per share from the reversal of a tax accrual resulting from a favorable IRS settlement. Excluding the one-time benefit, the expected loss would be in the range of $.20 to $.25 per basic share.

Central's President and Chief Executive Officer, Bob Fasso, stated: "Although revenue for the quarter is basically on track, the integration of our recent geographic expansion and subsequent return to operating initiatives has not developed as fast as expected. Based on information available through the end of May, we expect labor and purchased transportation to contribute approximately two-thirds of the expected shortfall and self insured claims to contribute most of the balance.

"Looking ahead, with our terminal network largely in place, our management team plans to focus primarily on implementing operational improvements and improving freight density. We are disappointed in our current progress, but we believe our expanded footprint is strategic to our future."

The company plans to hold a conference call following the release of second quarter results to discuss the full quarter as well as expectations going forward. On that call, the company may provide updated third quarter and full year 2004 earnings guidance. Until further comment, however, all previously announced guidance regarding future periods is retracted. The company does not anticipate providing any earnings guidance or other comment other than the information contained in this press release at least until the conference call following the second quarter.

Central Freight Lines, Inc. is a non-union less-than-truckload carrier specializing in regional overnight and second day markets. One of the 10 largest regional LTL carriers in the nation, Central provides regional, interregional, and expedited services, as well as value-added supply chain management, throughout the Midwest, Southwest, Northwest and West Coast. Utilizing marketing alliances, Central provides service solutions to the Great Lakes, Northeast, Southeast, Mexico, and Canada.

This press release contains forward-looking statements that involve risk, assumptions, and uncertainties that are difficult to predict. Statements that constitute forward-looking statements are usually identified by words such as "anticipates," "believes," "estimates," "projects," "expects," "plans," "intends," or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those in forward-looking statements: the risk that revenue growth may be delayed or not occur at all; the risk that rate decreases will be required to generate additional business; the risk that efficiency and productivity measures, including dynamic resource planning programs, will be further delayed or will not be successfully implemented throughout our operations; the risk that significant geographic expansion has produced or may produce freight imbalances, customer service issues, operational issues, or other consequences that we cannot manage successfully on a timely basis or at all; the risk that our insurance and claims costs will continue to exceed our expectations; and the risks detailed from time to time in reports filed by the Company with the Securities and Exchange Commission, including forms 8-K, 10-Q, 10-K, and our registration statement on Form S-1.

For additional information contact: Robert V. Fasso, Chief Executive Officer, or Jeff Hale, Chief Financial Officer, at (480) 361-5295.

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